Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
Community Trust Bancorp, Inc. Employee Stock Ownership Plan [Member]
Federal Income Tax Status [Abstract]
Federal Income Tax Status
4. Federal Income Tax Status

The Plan operates under a non-standardized adoption agreement in connection with Employee Stock Ownership pre-approved plan document sponsored by FIS Business Systems LLC. This pre-approved plan document has been filed with the appropriate agency and received an IRS opinion letter dated June 30, 2020. The Plan has not obtained or requested a separate determination letter for the pre-approved plan. However, the Plan Administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code and that the Plan was qualified and the related trust was tax exempt as of the financial statement date.